EXHIBIT 10.16


                              SUNTRUST BANKS, INC.

                              EXECUTIVE STOCK PLAN

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                                TABLE OF CONTENTS


                                                                            Page

ss.1.         BACKGROUND AND PURPOSE...................................... 1

ss.2.         DEFINITIONS................................................. 1

      2.1.    Board....................................................... 1
      2.2     Change in Control........................................... 1
      2.3.    Code........................................................ 1
      2.4.    Committee................................................... 1
      2.5.    Fair Market Value........................................... 1
      2.6.    ISO......................................................... 2
      2.7.    Key Employee................................................ 2
      2.8.    1986 Plan................................................... 2
      2.9.    NQO......................................................... 2
      2.10.   Option...................................................... 2
      2.11.   Option Agreement............................................ 2
      2.12.   Option Price................................................ 2
      2.13.   Parent Corporation.......................................... 2
      2.14.   Plan........................................................ 2
      2.15.   Restricted Stock............................................ 2
      2.16.   Restricted Stock Agreement.................................. 2
      2.17.   Rule 16b-3.................................................. 3
      2.18.   Stock....................................................... 3
      2.19.   Subsidiary.................................................. 3
      2.20.   SunTrust.................................................... 3
      2.21.   Surrendered Shares.......................................... 3
      2.22.   Ten Percent Shareholder..................................... 3

ss.3.         SHARES RESERVED UNDER PLAN.................................. 3

ss.4.         EFFECTIVE DATE.............................................. 3

ss.5.         COMMITTEE................................................... 4

ss.6.         ELIGIBILITY................................................. 4

ss.7.         OPTIONS..................................................... 4

      7.1.    Committee Action............................................ 4
      7.2.    $100,000 Limit.............................................. 4
      7.3.    Option Price................................................ 5
      7.4.    Exercise Period............................................. 5

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      7.5.    Nontransferability.......................................... 5
      7.6.    Surrender of Options........................................ 5
              (a)  General Rule........................................... 5
              (b)  Procedure.............................................. 5
              (c)  Payment................................................ 5
              (d)  Restrictions........................................... 6

ss.8.         RESTRICTED STOCK............................................ 6

      8.1.    Committee Action............................................ 6
      8.2.    Effective Date.............................................. 6
      8.3.    Conditions.................................................. 6
              (a)  Grant Conditions....................................... 6
              (b)  Forfeiture Conditions.................................. 6
      8.4.    Dividends and Voting Rights................................. 7
      8.5.    Satisfaction of Forfeiture Conditions;
              Provision for Income and Excise Taxes....................... 7

ss.9.         SECURITIES REGISTRATION..................................... 8

ss.10.        LIFE OF PLAN................................................ 8

ss.11.        ADJUSTMENT.................................................. 8

ss.12.        SALE OR MERGER OF SUNTRUST; CHANGE IN CONTROL............... 9

      12.1.   Sale or Merger.............................................. 9
      12.2.   Change in Control........................................... 9

ss.13.        AMENDMENT OR TERMINATION....................................10

ss.14.        MISCELLANEOUS...............................................10

      14.1  Shareholder Rights........................................... 10
      14.2  No Contract of Employment.................................... 10
      14.3  Withholding.................................................. 10
      14.4  Construction................................................. 11

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                              SUNTRUST BANKS, INC.
                              EXECUTIVE STOCK PLAN

                                      ss.1.
                             BACKGROUND AND PURPOSE

            This Plan is an amendment and restatement of the 1986 Plan, and the purpose of this Plan is to promote the interest of SunTrust and its Subsidiaries through grants to Key Employees of Options to purchase Stock and grants to Key Employees of Restricted Stock in order (1) to attract and retain Key Employees,
(2) to provide an additional incentive to each Key Employee to work to increase the value of Stock and (3) to provide each Key Employee with a stake in the future of SunTrust which corresponds to the stake of each of SunTrust's shareholders.

                                      ss.2.
                                   DEFINITIONS

            Each term set forth in this ss.2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

            2.1. Board -- means the Board of Directors of SunTrust.

            2.2. Change in Control -- means (a) the acquisition of the power to direct, or cause the direction, of the management and policies of SunTrust by a person (not previously possessing such power), acting alone or in conjunction with others, whether through the ownership of Stock, by contract or otherwise, or (b) the acquisition, directly or indirectly, of the power to vote 20% or more of the outstanding Stock by a person or persons, where (c) the term "person" for purposes of this definition means a natural person, corporation, partnership, joint venture, trust, government or instrumentality of a government and (d) customary agreements with or between underwriters and selling group members with respect to a bona fide public offering of Stock shall be disregarded for purposes of this definition.

            2.3. Code -- means the Internal Revenue Code of 1986, as amended.

            2.4. Committee -- means the Compensation Committee of the Board or, if the Compensation Committee at any time has less than 3 members or has a member who fails to come within the definition of a "disinterested person" under Rule 16b-3, a committee which shall have at least 3 members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a "disinterested person" under Rule 16b-3.

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            2.5.  Fair Market  Value -- means (1) the closing  price on any date for a share of Stock as reported by The Wall Street Journal under the New York Stock Exchange Composite Transactions quotation system (or under any successor quotation system) or, if Stock is no longer traded on the New York Stock Exchange, under the quotation system under which such closing price is reported or, if The Wall Street Journal no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee or, if no such closing price is available on such date, (2) such closing price as so reported or so quoted in accordance with ss.2.5(1) for the immediately preceding business day, or, if no newspaper or trade journal reports such closing price or if no such price quotation is available, (3) the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

            2.6. ISO -- means an option granted under this Plan to purchase Stock which is intended to satisfy the requirements of Section 422A of the Code.

            2.7. Key Employee -- means a full time, salaried employee of SunTrust or any Subsidiary who, in the judgment of the Committee acting in its absolute discretion, is a key to the success of SunTrust or such Subsidiary and who is not a Ten Percent Shareholder.

            2.8. 1986 Plan -- means the SunTrust Banks, Inc. 1986 Stock Option Plan as in effect before the amendment and restatement of such plan in the form of this Plan.

            2.9. NQO -- means an option granted under this Plan to purchase Stock which is intended to fail to satisfy the requirements of Section 422A of the Code.

            2.10. Option -- means an ISO or a NQO.

            2.11. Option Agreement -- means the written agreement or instrument which sets forth the terms of an Option granted to a Key Employee under ss.7 of this Plan.

            2.12. Option Price -- means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

            2.13. Parent Corporation -- means any corporation which is a parent of SunTrust within the meaning of Section 425(e) of the Code.

            2.14. Plan -- means this SunTrust Banks, Inc. Executive Stock Plan, as amended from time to time.

            2.15. Restricted Stock -- means Stock granted to a Key Employee under ss.8 of this Plan.

            2.16. Restricted Stock Agreement -- means the written agreement or instrument which sets forth the terms of a Restricted Stock grant to a Key Employee under ss.8 of this Plan.

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            2.17.  Rule 16b-3 -- means the exemption under Rule 16b-3 to Section
16b of the Securities Exchange Act of 1934, as amended, or any successor to such rule.

            2.18. Stock -- means the One Dollar ($1.00) par value common stock of SunTrust.

            2.19. Subsidiary -- means a corporation which is a subsidiary corporation (within the meaning of Section 425(f) of the Code) of SunTrust except a corporation which has subsidiary corporation status under Section 425(e) of the Code as a result of SunTrust or a SunTrust subsidiary holding stock in such corporation as a fiduciary with respect to any trust, estate, conservatorship, guardianship or agency.

            2.20. SunTrust -- means SunTrust Banks, Inc., a Georgia corporation, and any successor to such corporation.

            2.21. Surrendered Shares -- means the shares of Stock described in ss.7.6(b) which (in lieu of being purchased) are surrendered for cash or Stock, or for a combination of cash and Stock, in accordance with ss.7.6.

            2.22. Ten Percent Shareholder -- means a person who owns (after taking into account the attribution rules of Section 425(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of either SunTrust, a Subsidiary or a Parent Corporation.

                                      ss.3.
                           SHARES RESERVED UNDER PLAN

            There shall be 8,000,000 shares of Stock reserved for use under this Plan, and such 8,000,000 shares shall consist of the 5,000,000 shares reserved under the 1986 Plan and 3,000,000 additional shares of Stock. All such shares of Stock shall be reserved to the extent that SunTrust deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by SunTrust. Furthermore, any shares of Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option and any Restricted Shares which are forfeited thereafter shall again become available for use under this Plan, but any Surrendered Shares which remain unissued after the surrender of an Option under ss.7.6 and any shares of Stock used to satisfy a withholding obligation under ss.14.3 shall not again become available for use under this Plan.

                                      ss.4.
                                 EFFECTIVE DATE


            The effective date of this Plan shall be the date the Board amends and restates the 1986 Plan in the form of this Plan, provided the shareholders of SunTrust (acting at a duly called meeting of such shareholders) approve this Plan within twelve (12) months after such effective date and such approval satisfies the requirements for shareholder approval under Rule 16b-3. If such

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effective date comes before such  shareholder  approval,  any  Restricted  Stock granted under this Plan before the date of such approval automatically shall be granted subject to such approval and, further, any Option granted under this Plan before such date automatically shall be granted subject to such approval unless such Option is granted under the terms of the 1986 Plan. The Committee shall have the discretion to continue to grant Options under the 1986 Plan pending such shareholder approval of this Plan.

                                      ss.5.
                                    COMMITTEE

            This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to ss.11, ss.12 and ss.13) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on SunTrust, on each affected Key Employee and on each other person directly or indirectly affected by such action.

                                      ss.6.
                                   ELIGIBILITY

            Only Key Employees shall be eligible for the grant of Options or Restricted Stock under this Plan.

                                      ss.7.
                                     OPTIONS

            7.1. Committee Action. The Committee acting in its absolute discretion shall have the right to grant Options to Key Employees under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant new Options in exchange for outstanding Options. Each grant of an Option shall be evidenced by an Option Agreement, and each Option Agreement shall set forth whether the Option is an ISO or a NQO and shall set forth such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan; however, if the Committee grants an ISO and a NQO to a Key Employee on the same date, the right of the Key Employee to exercise or surrender one such Option shall not be conditioned on his or her failure to exercise or surrender the other such Option. The Committee shall have the right to grant a NQO and Restricted Stock to a Key Employee at the same time and to condition the exercise of the NQO on the forfeiture of the Restricted Stock grant.


            7.2. $100,000 Limit. The aggregate Fair Market Value of IBOS and other incentive stock options granted on or after January 1, 1987 to a Key Employee under this Plan and any other stock option plan adopted by SunTrust, a Subsidiary or a Parent Corporation which first become exercisable in any calendar year (which begins on or after January 1, 1987) shall not exceed $100,000. Such Fair Market Value figure shall be determined by the Committee on the date the ISO or other incentive stock option is granted, and the Committee shall interpret and administer the limitation set forth in this ss.7.2 in accordance with Section 422A(b)(7) of the Code.

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            7.3. Option Price.  The Option Price for each share of Stock subject to an Option shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted if the Option is an ISO and shall be no less than the par value of a share of Stock on the date the Option is granted if the Option is a NQO. The Option Price shall be payable in full upon the exercise of any Option, and an Option Agreement at the discretion of the Committee can provide for the payment of the Option Price either in cash or in Stock acceptable to the Committee or in any combination of cash and Stock acceptable to the Committee. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Committee.

            7.4. Exercise Period. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Agreement, but no Option Agreement shall make an Option exercisable before the date such Option is granted or after the earlier of
            (1) the date such Option is exercised in full, or (2) the date which is the tenth anniversary of the date such
                  Option is granted. An Option Agreement may provide for the exercise of an Option after the employment of a Key Employee has terminated for any reason whatsoever, including death or disability.

            7.5. Nontransferability. Neither an Option granted under this Plan nor any related surrender rights under ss.7.6 shall be transferable by a Key Employee other than by will or by the laws of descent and distribution, and such Option and any such surrender rights shall be exercisable during a Key Employee's lifetime only by the Key Employee. The person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Key Employee under this Plan.

            7.6.  Surrender of Options.

            (a) General Rule. The Committee acting in its absolute discretion may incorporate a provision in an Option Agreement to allow a Key Employee to surrender his or her Option in whole or in part in lieu of the exercise in whole or in part of that Option on any date that
            (1) the Fair Market Value of the Stock subject to such Option exceeds the Option Price for such Stock, and
            (2) the Option to purchase such Stock is otherwise exercisable.

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

            (b) Procedure. The surrender of an Option in whole or in part shall be effected by the delivery of the Option Agreement to the Committee (or to its delegate) together with a statement signed by the Key Employee which specifies the number of shares of Stock as to which the Key Employee surrenders his or her Option and (at the Key Employee's option) how he or she desires payment be made for such Surrendered Shares.

            (c) Payment. A Key Employee in exchange for his or her Surrendered Shares shall (to the extent consistent with the exemption under Rule 16b-3) receive a payment in cash or in Stock, or in a combination of cash and Stock, equal in amount on the date such surrender is effected to the excess of the Fair Market Value of the Surrendered Shares on such date over the Option Price for the Surrendered Shares. The Committee acting in its absolute discretion shall determine the form and timing of such payment, and the Committee shall have the right (1) to take into account whatever factors the Committee deems appropriate under the circumstances, including any written request made by the Key Employee and delivered to the Committee (or to its delegate) and (2) to forfeit a Key Employee's right to payment of cash in lieu of a fractional share of stock if the Committee deems such forfeiture necessary in order for the surrender of his or her Option under this ss.7.6 to come within the exemption under Rule 16b-3.

            (d) Restrictions. Any Option Agreement which incorporates a provision to allow a Key Employee to surrender his or her Option in whole or in part also shall incorporate such additional restrictions on the exercise or surrender of such Option as the Committee deems necessary to satisfy the conditions to the exemption under Rule 16b-3.

                                      ss.8.
                                RESTRICTED STOCK

            8.1. Committee Action. The Committee acting in its absolute discretion shall have the right to grant Restricted Stock to Key Employees under this Plan from time to time and, further, shall have the right to make new Restricted Stock grants in exchange for outstanding Restricted Stock grants. However, no more than 3,000,000 shares of Stock shall be granted as Restricted Stock under this Plan. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement, and each Restricted Stock Agreement shall set forth the conditions, if any, under which the grant will be effective and the conditions under which the Key Employee's interest in the underlying Stock will become nonforfeitable.

            8.2. Effective Date. A Restricted Stock grant shall be effective (a) as of the date set by the Committee when the grant is made or, if the grant is made subject to one, or more than one, condition, (b) as of the date such conditions have been timely satisfied.

            8.3.  Conditions.

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

            (a) Grant Conditions. The Committee acting in its absolute discretion may make the grant of Restricted Stock to a Key Employee effective only upon the satisfaction of one, or more than one, objective employment, performance or other grant condition which the Committee deems appropriate under the circumstances for Key Employees generally or for a Key Employee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such grant condition. If a Restricted Stock grant will be effective only upon the satisfaction of one, or more than one, condition, the shares of Stock underlying such grant shall be unavailable under ss.3 for the period which begins on the date as of which such grant is made and which ends as of the date, if any, that the grant becomes effective under ss.8.2. If a Restricted Stock grant fails to become effective in whole or in part under ss.8.2, the underlying shares of Stock subject to such grant (if the entire grant fails to become effective) or the underlying shares of Stock subject to that part of the grant which fails to become effective (if only part of the grant fails to become effective) be treated under ss.3 as forfeited and shall again become available under ss.3 as of the date of such failure.

            (b) Forfeiture  Conditions.  Each Restricted Stock grant shall (when effective) be subject to one, or more than one, objective employment, performance or other forfeiture condition which the Committee acting in its absolute discretion deems appropriate under the circumstances for Key Employees generally or for a Key Employee in particular, including a condition which results in a forfeiture if a Key Employee exercises a NQO granted in tandem with his or her Restricted Stock grant, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition. A Key Employee's nonforfeitable interest in the shares of Stock underlying a Restricted Stock grant shall depend on the extent to which he or she timely satisfies each such condition. Each share of Stock underlying a Restricted Stock grant shall be unavailable under ss.3 after such grant is effective unless such share is forfeited as a result of a failure to timely satisfy a forfeiture condition, in which event such share of Stock shall again become available under ss.3 as of the date of such failure.

            8.4. Dividends and Voting Rights. If a cash dividend is declared on a share of Stock underlying a Restricted Stock grant during the period which begins on the date such grant is effective and ends immediately before the first date that a Key Employee's interest in such underlying Stock (a) is forfeited completely or (b) becomes completely nonforfeitable, SunTrust shall pay such cash dividend directly to such Key Employee. If a Stock dividend is declared on such a share of Stock during such period, such Stock dividend shall be treated as part of the grant of the related Restricted Stock, and a Key Employee's interest in such Stock dividend shall be forfeited or shall become nonforfeitable at the same time as the Stock with respect to which the Stock dividend was paid is forfeited or becomes nonforfeitable. The disposition of each other form of dividend which is declared on such a share of Stock during such period shall be made in accordance with such rules as the Committee shall adopt with respect to each such dividend. A Key Employee also shall have the right to vote the Stock underlying his or her Restricted Stock grant during such period.

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


            8.5. Satisfaction of Forfeiture Conditions; Provision for Income and Excise Taxes. A share of Stock shall cease to be Restricted Stock at such time as a Key Employee's interest in such Stock becomes nonforfeitable under this Plan, and the certificate representing such share shall be transferred to the Key Employee as soon as practicable thereafter. The Committee acting in its absolute discretion shall have the power to authorize and direct the payment of a cash bonus to a Key Employee to pay all, or any portion of, his or her federal, state and local income and excise tax liability which the Committee deems attributable to his or her interest in his or her Restricted Stock grant becoming nonforfeitable and, further, to pay any such tax liability attributable to such cash bonus.

                                      ss.9.
                             SECURITIES REGISTRATION

            Each Option Agreement and Restricted Stock Agreement shall provide that, upon the receipt of shares of Stock as a result of the surrender or exercise of an Option or the satisfaction of the forfeiture conditions under a Restricted Stock Agreement, the Key Employee shall, if so requested by SunTrust, hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by SunTrust, shall deliver to SunTrust a written statement satisfactory to SunTrust to that effect. As for Stock issued pursuant to this Plan, SunTrust at its expense shall take such action as it deems necessary or appropriate to register the original issuance of such Stock to a Key Employee under the Securities Act of 1933 or under any other applicable securities laws or to qualify such Stock for an exemption under any such laws prior to the issuance of such Stock to a Key Employee; however, SunTrust shall have no obligation whatsoever to take any such action in connection with the transfer, resale or other disposition of such Stock by a Key Employee.

                                     ss.10.
                                  LIFE OF PLAN

            No Option or Restricted Stock shall be granted under this Plan on or after the earlier of

            (1) the tenth anniversary of the effective date of this Plan (as determined under ss.4 of this Plan), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options have been surrendered or exercised in full or no longer are exercisable and all Restricted Stock granted under this Plan has been forfeited or the forfeiture conditions on such Stock have been satisfied in full, or
            (2) the date on which all of the Stock reserved under ss.3 of this Plan has (as a result of the surrender or exercise of Options granted under this Plan or the satisfaction of the forfeiture conditions on Restricted Stock) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                     ss.11.
                                   ADJUSTMENT


            The number of shares of Stock reserved under ss.3 of this Plan, the number of shares of Stock underlying Restricted Stock grants under this Plan and any related grant conditions and forfeiture conditions and the number of shares

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            of Stock  subject to Options  granted under this Plan and the Option
Price of such Options shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of SunTrust, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust (in a manner which satisfies the requirements of Section 425(a) of the Code) the number of shares of Stock reserved under ss.3 of this Plan, the number of shares of Stock underlying Restricted Stock grants under this Plan and any related grant conditions and forfeiture conditions, and the number of shares subject to Options granted under this Plan and the Option Price of such Options in the event of any corporate transaction described in
Section 425(a) of the Code which provides for the substitution or assumption of such Options or Restricted Stock grants. If any adjustment under this ss.11 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options or Restricted Stock granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this ss.11 by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under ss.3" within the meaning of ss.13(1) of this Plan.

                                     ss.12.
                  SALE OR MERGER OF SUNTRUST; CHANGE IN CONTROL

            12.1 Sale or Merger. If SunTrust agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options and Restricted Stock granted under this Plan, (1) each Option at the direction and discretion of the Board
(a) may (subject to such conditions, if any, as the Board deems appropriate under the circumstances) be canceled unilaterally by SunTrust in exchange for the number of whole shares of Stock (and cash in lieu of a fractional share), if any, which he or she would have received if he or she had the right to surrender his or her outstanding Option in full under ss.7.6 of this Plan and he or she exercised that right on the date set by the Board exclusively for Stock (and cash in lieu of a fractional share of Share) or (b) may be canceled unilaterally by SunTrust if the Option Price equals or exceeds the Fair Market Value of a share of Stock on such date and (2) the grant conditions, if any, and forfeiture conditions on all outstanding Restricted Stock grants may be deemed completely satisfied on the date set by the Board.


            12.2 Change in Control. If there is a Change in Control of SunTrust or a tender or exchange offer is made for Stock other than by SunTrust, the Board thereafter shall have the right to take such action with respect to any unexercised Options and any grants of Restricted Stock which are forfeitable, or all such Options and all such grants of Restricted Stock, as the Board deems appropriate under the circumstances to protect the interest of SunTrust in maintaining the integrity of such grants under this Plan, including following the procedure set forth in ss.12.1 for a sale or merger of SunTrust with respect to such Options and Restricted Stock, and the Board shall have the right to take different action under this ss.12.2 with respect to different Key Employees or different groups of Key Employees, as the Board deems appropriate under the circumstances.

                                     ss.13.
                            AMENDMENT OR TERMINATION

            This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of SunTrust (1) to increase the number of shares reserved under ss.3, (2) to extend the maximum life of the Plan under ss.10 or the maximum exercise period under ss.7.4, (3) to decrease the minimum option price under ss. 7.3, (4) to change the class of employees eligible for Options or Restricted Stock grants under ss.6 or to otherwise materially modify (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended) the requirements as to eligibility for participation in this Plan or (5) to otherwise materially increase (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended) the benefits accruing to Key Employees under this Plan. The Board also may suspend the granting of Options and Restricted Stock under this Plan at any time and may terminate this Plan at any time; provided, however, SunTrust shall not have the right to modify, amend or cancel any Option or Restricted Stock granted before such suspension or termination unless (1) the Key Employee consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of SunTrust or a transaction described in ss.11 or ss.12 of this Plan.

                                     ss.14.
                                  MISCELLANEOUS

            14.1. Shareholder Rights. No Key Employee shall have any rights as a shareholder of SunTrust as a result of the grant of an Option under this Plan or his or her exercise or surrender of such Option pending the actual delivery of the Stock subject to such Option to such Key Employee. Subject to ss.8.4, a Key Employee's rights as a shareholder in the shares of Stock underlying a Restricted Stock grant which is effective shall be set forth in the related Restricted Stock Agreement.

            14.2. No Contract of Employment. The grant of an Option or Restricted Stock to a Key Employee under this Plan shall not constitute a contract of employment and shall not confer on a Key Employee any rights upon his or her termination of employment in addition to those rights, if any, expressly set forth in the Option Agreement which evidences his or her Option or the Restricted Stock Agreement related to his or her Restricted Stock.

            14.3. Withholding. The exercise or surrender of any Option granted under this Plan and the acceptance of a Restricted Stock grant shall constitute a Key Employee's full and complete consent to whatever action the Committee deems necessary to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise or surrender or such Restricted Stock. The Committee also shall have the right to provide in an Option Agreement or Restricted Stock Agreement that a Key Employee may elect to satisfy federal and state tax withholding requirements through a reduction in the number of shares of Stock actually transferred to him or to her under this Plan, and any such election and any such reduction shall be effected so as to satisfy the conditions to the exemption under Rule 16b-3.

            14.4. Construction. This Plan shall be construed under the laws of the State of Georgia.

            IN  WITNESS  WHEREOF,  SunTrust  Banks,  Inc.  has  caused  its duly
authorized    officer   to   execute   this   Plan   this    ________   day   of
____________________, 1988 to evidence its adoption of this Plan.

                              SUNTRUST BANKS, INC.



                                    By:______________________________